Exhibit 99.2

COUNTRYWIDE FINANCIAL CORPORATION AND SUBSIDIARIES
ROLLING THIRTEEN MONTH STATISTICAL DATA
(Dollars in millions)

	Jan-05	Feb-05	Mar-05	Apr-05	May-05	Jun-05	Jul-05	Aug-05	Sep-05	Oct-05	Nov-05	Dec-05	Jan-06
LOAN PRODUCTION
Number of Working Days in the Period	19	19	23	21	21	22	20	23	21	21	21	21	20
Average Daily Mortgage Loan Applications	$2,107	$2,329	$2,362	$2,565	$2,773	$3,029	$2,973	$3,168	$3,043	$2,806	$2,667	$2,467	$2,408
Mortgage Loan Pipeline (loans-in-process)	$47,842	$54,774	$58,803	$65,791	$70,491	$77,009	$77,007	$78,062	$76,821	$70,644	$68,773	$59,651	$57,351
Commercial Real Estate Loan Pipeline (loans-in-process)	$233	$308	$393	$361	$275	$502	$521	$458	$558	$339	$441	$297	$308

Loan Fundings:
Consumer Markets Division	$8,147	$8,520	$11,418	$10,944	$11,895	$13,583	$12,644	$14,488	$13,257	$13,356	$12,483	$11,334	$9,125
Wholesale Lending Division	5,177	5,378	6,802	5,738	6,383	7,492	7,058	8,254	7,748	6,917	6,830	6,883	5,613
Correspondent Lending Division	10,254	9,648	13,405	12,275	14,448	18,396	18,209	22,681	21,841	20,630	18,406	16,911	12,757
Countrywide Bank (1)	—	—	—	—	—	—	103	150	4,693	249	333	2,555	1,346

Total Mortgage Banking	23,578	23,546	31,625	28,957	32,726	39,471	38,014	45,573	47,539	41,152	38,052	37,683	28,841
Capital Markets	2,190	1,050	950	629	713	1,784	659	2,335	2,089	2,933	1,190	4,506	955
Countrywide Bank Investment Portfolio (1) (2)	2,477	2,310	3,734	4,819	5,237	6,011	5,436	5,159	(794)	2,687	3,002	1,925	2,837

Total Mortgage Loan Fundings	28,245	26,906	36,309	34,405	38,676	47,266	44,109	53,067	48,834	46,772	42,244	44,114	32,633
Commercial Real Estate Fundings	247	226	91	112	335	285	293	397	423	507	647	362	235

Total Loan Fundings	$28,492	$27,132	$36,400	$34,517	$39,011	$47,551	$44,402	$53,464	$49,257	$47,279	$42,891	$44,476	$32,868

Loan Fundings in Units:
Consumer Markets Division	53,993	56,651	69,690	66,748	68,642	75,774	69,975	81,911	74,631	75,734	72,224	65,613	55,105
Wholesale Lending Division	26,805	27,846	35,407	29,500	31,153	34,497	32,941	38,251	35,621	32,720	31,647	32,234	26,929
Correspondent Lending Division	57,064	51,625	68,324	62,239	72,656	89,416	87,669	107,029	101,139	94,390	85,926	81,504	61,201
Countrywide Bank (1)	—	—	—	—	—	—	311	457	83,588	782	1,103	40,656	15,062

Total Mortgage Banking	137,862	136,122	173,421	158,487	172,451	199,687	190,896	227,648	294,979	203,626	190,900	220,007	158,297
Capital Markets	10,673	3,582	3,774	2,665	2,430	7,183	2,446	8,148	8,157	10,932	4,588	17,250	3,777
Countrywide Bank Investment Portfolio (1) (2)	19,904	19,969	33,006	38,171	41,036	45,933	43,421	43,705	(47,363)	29,244	28,935	(5,540)	16,560

Total Mortgage Loan Fundings in Units	168,439	159,673	210,201	199,323	215,917	252,803	236,763	279,501	255,773	243,802	224,423	231,717	178,634
Commercial Real Estate	6	11	9	9	23	31	22	30	25	29	35	28	26

Total Loan Fundings in Units	168,445	159,684	210,210	199,332	215,940	252,834	236,785	279,531	255,798	243,831	224,458	231,745	178,660

Mortgage Loan Fundings (3):
Purchase	$12,666	$12,052	$16,502	$16,913	$19,759	$24,023	$20,982	$25,079	$22,971	$20,693	$19,409	$21,086	$14,410
Non-purchase	15,579	14,854	19,807	17,492	18,917	23,243	23,127	27,988	25,863	26,079	22,835	23,028	18,223

Total Mortgage Loan Fundings	$28,245	$26,906	$36,309	$34,405	$38,676	$47,266	$44,109	$53,067	$48,834	$46,772	$42,244	$44,114	$32,633

Mortgage Loan Fundings by Product:
Government Fundings	$646	$695	$796	$792	$852	$1,056	$995	$1,114	$1,032	$958	$886	$890	$856
ARM Fundings	$15,080	$14,081	$19,484	$19,583	$21,684	$25,952	$23,275	$27,267	$24,011	$23,146	$21,052	$22,356	$16,835
Home Equity Fundings	$2,732	$2,618	$3,413	$3,519	$3,661	$3,879	$3,641	$4,122	$3,818	$3,569	$3,714	$4,020	$3,476
Nonprime Fundings	$3,851	$2,605	$3,364	$2,922	$3,312	$4,202	$3,661	$4,504	$4,036	$3,876	$3,899	$4,405	$3,042

MORTGAGE LOAN SERVICING (4)
Volume	$866,665	$878,270	$893,405	$914,465	$937,275	$964,444	$990,624	$1,020,416	$1,047,623	$1,070,077	$1,092,104	$1,111,090	$1,126,610
Units	6,388,677	6,450,135	6,517,536	6,622,839	6,727,201	6,843,218	6,957,389	7,089,887	7,203,562	7,294,228	7,379,806	7,431,949	7,500,434

Subservicing Volume (5)	$22,712	$21,389	$21,178	$25,737	$27,526	$27,706	$28,783	$28,868	$27,556	$30,641	$32,265	$29,901	$29,141
Subservicing Units	211,025	212,654	207,380	232,972	262,361	258,716	261,325	259,688	256,935	267,847	268,954	261,078	247,185

Prepayments in Full	$12,408	$11,790	$20,809	$16,608	$17,990	$22,192	$21,860	$25,111	$21,443	$20,625	$19,125	$17,810	$13,548
Bulk Servicing Acquisitions	$8,475	$4,136	$5,320	$4,665	$1,433	$9,472	$6,279	$3,393	$59	$5,462	$997	$1,686	$40

Portfolio Delinquency — CHL (6)	3.89%	3.74%	3.31%	3.31%	3.44%	3.51%	3.86%	3.68%	4.03%	4.32%	4.58%	4.61%	4.42%
Foreclosures Pending — CHL (6)	0.45%	0.45%	0.43%	0.39%	0.39%	0.39%	0.40%	0.42%	0.42%	0.41%	0.43%	0.44%	0.46%

COUNTRYWIDE FINANCIAL CORPORATION AND SUBSIDIARIES
ROLLING THIRTEEN MONTH STATISTICAL DATA
(Dollars in millions)

	Jan-05	Feb-05	Mar-05	Apr-05	May-05	Jun-05	Jul-05	Aug-05	Sep-05	Oct-05	Nov-05	Dec-05	Jan-06
LOAN CLOSING SERVICES (units)
Credit Reports	695,173	696,309	872,342	807,247	830,477	886,555	856,161	914,659	822,119	800,675	764,650	657,448	821,967
Flood Determinations	233,500	260,748	296,382	287,393	306,636	350,861	290,446	318,626	320,502	314,302	301,893	294,120	275,546
Appraisals	68,309	76,441	97,743	91,952	102,056	113,910	106,283	123,082	110,006	111,172	105,296	96,598	86,503
Automated Property Valuation Services	496,469	508,279	655,246	574,803	591,654	615,269	726,083	750,312	710,337	706,351	618,304	457,504	967,896
Other	16,027	15,337	18,862	13,938	13,107	15,109	13,311	16,786	15,249	14,424	15,626	15,261	15,866

Total Units	1,509,478	1,557,114	1,940,575	1,775,333	1,843,930	1,981,704	1,992,284	2,123,465	1,978,213	1,946,924	1,805,769	1,520,931	2,167,778

CAPITAL MARKETS
Securities Trading Volume (7)	$248,216	$256,305	$324,100	$254,172	$296,724	$336,598	$295,824	$345,998	$329,551	$270,724	$307,234	$286,037	$314,858

BANKING
Assets Held by Countrywide Bank (in billions)	$43.3	$45.9	$51.1	$56.0	$61.5	$65.5	$69.6	$72.5	$71.0	$71.7	$72.3	$73.1	$76.1

INSURANCE
Net Premiums Earned:
Carrier	$54.5	$49.3	$52.0	$53.6	$56.6	$62.2	$67.1	$53.7	$74.6	$70.8	$72.9	$105.6	$79.4
Reinsurance	14.5	14.8	14.4	14.4	14.2	14.5	14.4	14.8	15.5	15.7	17.0	16.5	17.0

Total Net Premiums Earned	$69.0	$64.1	$66.4	$68.0	$70.8	$76.7	$81.5	$68.5	$90.1	$86.5	$89.9	$122.1	$96.4

GLOBAL OPERATIONS
Global Home Loans Subservicing Volume (in billions)	$116	$118	$115	$116	$111	$109	$106	$109	$106	$106	$103	$102	$105

Workforce Head Count: (8)
Loan Originations	25,162	25,183	25,470	26,024	27,076	28,482	29,393	30,853	31,318	31,800	31,943	31,832	32,003
Loan Servicing	6,225	6,259	6,367	6,559	6,783	6,992	7,131	7,415	7,552	7,683	7,830	7,923	8,041
Loan Closing Services	1,171	1,221	1,290	1,293	1,343	1,421	1,464	1,528	1,571	1,619	1,648	1,648	1,615
Banking	1,508	1,562	1,585	1,621	1,653	1,714	1,798	1,896	2,039	2,092	2,101	2,078	2,156
Capital Markets	569	579	588	592	597	620	638	640	653	661	673	683	699
Insurance	1,890	1,913	1,925	1,982	2,003	2,039	2,068	2,074	2,053	2,043	2,096	2,100	2,139
Global Operations	2,331	2,345	2,362	2,373	2,484	2,575	2,557	2,703	2,865	2,902	3,050	3,251	3,369
Corporate Overhead & Other	4,075	4,059	4,070	4,106	4,232	4,337	4,375	4,492	4,632	4,767	4,881	4,941	5,046

Total Workforce Head Count	42,931	43,121	43,657	44,550	46,171	48,180	49,424	51,601	52,683	53,567	54,222	54,456	55,068

Period-end Rates
10-Year U.S. Treasury Yield	4.14%	4.36%	4.50%	4.21%	4.00%	3.94%	4.28%	4.02%	4.34%	4.57%	4.49%	4.39%	4.53%
FNMA 30-Year Fixed Rate MBS Coupon	5.12%	5.34%	5.48%	5.28%	5.02%	5.00%	5.36%	5.15%	5.51%	5.80%	5.85%	5.75%	5.76%

(1)	Countrywide Bank funds loans for both investment purposes and for sale; these loans are processed for Countrywide Bank by the Company’s Mortgage Banking production divisions.

Bank production included in Mortgage Banking fundings includes loans originated for sale at the Bank together with bulk sales of loans from the Bank to the Mortgage Banking Segment.

(2)	Bank loan fundings will be negative in a period where fundings are exceeded by loans sold to affiliates.

(3)	Purchase fundings include first trust deed and home equity loans used as purchase money debt in the acquisition of a home.

Non-purchase fundings include first trust deed refinance loans, home equity refinance loans, and stand-alone home equity loans.

(4)	Includes loans held for sale, loans held for investment, and loans serviced for others, including those under subservicing agreements.

(5)	Subservicing volume for non-Countrywide entities.

(6)	Expressed as a percentage of the total number of loans serviced, excluding subserviced loans and portfolios purchased at a discount due to their non-performing status.

(7)	Includes trades with Mortgage Banking Segment.

(8)	Workforce Head Count includes full-time employees, contract, and temporary help.
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